Exhibit 10.13

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated as of January 8, 2019, and executed by SST IV 1105 NE INDUSTRIAL BLVD, LLC, a Delaware limited liability company, SST IV 3730 EMMETT F LOWRY EXPY, LLC, a Delaware limited liability company, SST IV 3167 VAN BUREN BLVD, LLC, a Delaware limited liability company, SST IV 8020 LAS VEGAS BLVD S, LLC, a Delaware limited liability company, SST IV 1401 N MERIDIAN AVE, LLC, a Delaware limited liability company, SST IV 2555 W CENTENNIAL PKWY, LLC, a Delaware limited liability company, SST IV 275 GOODLETTE-FRANK RD, LLC, a Delaware limited liability company, SST IV 3101 TEXAS AVE S, LLC, a Delaware limited liability company, SST IV 3750 FM 1488, LLC, a Delaware limited liability company, SST IV 27236 US HWY 290, LLC, a Delaware limited liability company, SST IV 20535 W LAKE HOUSTON PKWY, LLC, a Delaware limited liability company and SST IV 7474 GOSLING RD, LLC, a Delaware limited liability company (hereinafter, collectively, “Borrower”), the Lenders, and KEYBANK NATIONAL ASSOCIATION, (hereinafter, the “Administrative Agent”), for itself and for the Lenders in consideration of mutual covenants contained herein and benefits to be derived herefrom. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning provided for in the Original Credit Agreement.

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of July 31, 2018 (as amended, the “Original Credit Agreement”), whereby the Lenders have agreed to make loans to Borrower in accordance with the terms and conditions of the Original Credit Agreement; and

WHEREAS, Borrower, Administrative Agent, and the Lenders, have agreed, on the conditions provided for herein, to amend certain terms and provisions of the Original Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the Administrative Agent hereby covenant and agree as follows:

1.    The definition of Availability Period in the Original Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Availability Period” means the period from and including the Effective Date through January 8, 2019.”

2.    Additional Representations and Warranties. Each Borrower represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by each Borrower and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrowers of this Amendment.

(d)    The representations and warranties contained in Article III of the Original Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of the date hereof (except for any representations and warranties that expressly refer to another date, which shall be true and correct in all material respects as of such date).

(e)    No Event of Default or Default under the Original Credit Agreement has occurred and is continuing on the date hereof.

3.    Continuing Validity. Except as expressly amended hereby, the remaining terms and conditions of the Original Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to include references to the Original Credit Agreement, as amended by this Amendment.

4.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

5.    Multiple Counterparts. For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Signatures delivered by facsimile or PDF shall have the same legal effect as originals.

6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Borrower and Administrative Agent have caused this Amendment to be duly executed and delivered as a sealed instrument as of the date first written above.

BORROWER:

SST IV 1105 NE INDUSTRIAL BLVD, LLC,

SST IV 3730 EMMETT F LOWRY EXPY, LLC,

SST IV 3167 VAN BUREN BLVD, LLC,

SST IV 8020 LAS VEGAS BLVD S, LLC,

SST IV 1401 N MERIDIAN AVE, LLC,

SST IV 2555 W CENTENNIAL PKWY, LLC,

SST IV 275 GOODLETTE-FRANK RD, LLC,

SST IV 3101 TEXAS AVE S, LLC,

SST IV 3750 FM 1488, LLC,

SST IV 27236 US HWY 290, LLC,

SST IV 20535 W LAKE HOUSTON PKWY, LLC,

SST IV 7474 GOSLING RD, LLC,

each a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:
KEYBANK NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and consent to the foregoing First Amendment to Credit Agreement and acknowledge and agree that the undersigned remain obligated for the various obligations and liabilities of Borrower to the Administrative Agent and the Lenders under the Credit Agreement dated July 31, 2018, as amended, as provided for in that certain Guaranty dated July 31, 2018, executed by the undersigned.

STRATEGIC STORAGE TRUST IV, INC., a Maryland corporation

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

STRATEGIC STORAGE OPERATING
PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, its General Partner

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[Guarantor Confirmation Page to First Amendment to Credit Agreement]